LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP Blended Large Cap Growth Managed Volatility Fund Supplement Dated April 1, 2021 to the Summary Prospectus Dated May 1, 2020

This Supplement updates certain information in the Summary Prospectus for the LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”). You may obtain a copy of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

On March 26, 2021 at a Special Meeting of Shareholders of the Fund, the shareholders approved the proposal to change the sub-classification of the Fund from “diversified” to “non-diversified”, and the elimination of a fundamental investment restriction that requires the Fund to be diversified. As a result, effective on or about April 1, 2021, the Fund’s Summary Prospectus is revised as follows:

1.	The following is added to the Principal Investment Strategies section on page 2:

The Fund is non-diversified for purposes of the Investment Company Act of 1940, and as a result may invest a greater percentage of assets in a particular issuer than a diversified fund.

2.	The following is added to the Principal Risks section beginning on page 3:

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Non-Diversification Risk. When a mutual fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR SUMMARY PROSPECTUS

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